UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting of Stockholders of Casella Waste Systems, Inc. (the “Company”) held on June 4, 2026 (the “Annual Meeting”), the Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 17, 2026: (i) to elect four Class II directors, each to serve a term expiring at the 2029 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers (“Proposal 2”); and (iii) to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 (“Proposal 3”). At the Annual Meeting, the stockholders of the Company elected the nominees of the Company’s Board of Directors (the “Board”), Michael L. Battles, Edmond R. Coletta, Joseph G. Doody and Emily Nagle Green, as Class II directors, and approved Proposal 2 and Proposal 3. At the Annual Meeting, the holders of shares of the Company’s Class A common stock and Class B common stock representing 70,229,069 votes were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting totals for the proposals acted upon at the Annual Meeting:

Proposal 1:	The following nominees were elected to the Board as Class II directors, each to serve for a term expiring at the 2029 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Battles	50,246,273	18,219,910	1,762,886
Edmond R. Coletta	67,304,218	1,161,965	1,762,886
Joseph G. Doody (Class A Director)	52,671,841	5,912,342	1,762,886
Emily Nagle Green	45,499,951	22,966,232	1,762,886
The terms of the following directors continued after the Annual Meeting: John W. Casella, William P. Hulligan, Rose Stuckey Kirk, Michael K. Burke, Douglas R. Casella and Gary Sova.

Proposal 2:	An advisory “say-on-pay” vote on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
66,322,467	1,840,247	303,469	1,762,886

Proposal 3:	The appointment of RSM US LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2026 was ratified.

Votes For	Votes Against	Votes Abstaining
67,536,781	2,672,490	19,798

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: June 8, 2026	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

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